Exhibit 99.2

MERCK & CO., INC.

CONSOLIDATED STATEMENT OF INCOME - GAAP

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 1a

	2016					2015					% Change
	1Q	2Q	3Q	4Q	Full Year	1Q	2Q	3Q	4Q	Full Year	4Q	Full Year

Sales	$9,312	$9,844	$10,536	$10,115	$39,807	$9,425	$9,785	$10,073	$10,215	$39,498	-1%	1%

Costs, Expenses and Other
Materials and production	3,572	3,578	3,409	3,332	13,891	3,569	3,754	3,761	3,850	14,934	-13%	-7%
Marketing and administrative	2,318	2,458	2,393	2,593	9,762	2,601	2,624	2,472	2,615	10,313	-1%	-5%
Research and development	1,659	2,151	1,664	1,720	7,194	1,737	1,670	1,500	1,797	6,704	-4%	7%
Restructuring costs	91	134	161	265	651	82	191	113	233	619	14%	5%
Other (income) expense, net	48	19	22	721	810	55	739	(170)	905	1,527	-20%	-47%
Income Before Taxes	1,624	1,504	2,887	1,484	7,499	1,381	807	2,397	815	5,401	82%	39%
Income Tax Provision (Benefit)	494	295	699	300	1,787	423	119	566	(166)	942
Net Income	1,130	1,209	2,188	1,184	5,712	958	688	1,831	981	4,459	21%	28%
Less: Net Income Attributable to Noncontrolling Interests	5	4	4	7	21	5	1	5	5	17
Net Income Attributable to Merck & Co., Inc.	$1,125	$1,205	$2,184	$1,177	$5,691	$953	$687	$1,826	$976	$4,442	21%	28%
Earnings per Common Share Assuming Dilution	$0.40	$0.43	$0.78	$0.42	$2.04	$0.33	$0.24	$0.64	$0.35	$1.56	20%	31%

Average Shares Outstanding Assuming Dilution	2,795	2,789	2,786	2,776	2,787	2,865	2,850	2,836	2,813	2,841
Tax Rate	30.4%	19.6%	24.2%	20.2%	23.8%	30.6%	14.7%	23.6%	-20.4%	17.4%

Sum of quarterly amounts may not equal year-to-date amounts due to rounding.

MERCK & CO., INC.
GAAP TO NON-GAAP RECONCILIATION
FOURTH QUARTER 2015
(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)
(UNAUDITED)
Table 2c

		Acquisition and
		Divestiture-		Restructuring		Certain Other		Adjustment
	GAAP	Related Costs (1)		Costs (2)		Items (3)		Subtotal	Non-GAAP
Materials and production	$3,850	1,194		81				1,275	$2,575
Marketing and administrative	2,615	47		8				55	2,560
Research and development	1,797	(24)		18				(6)	1,803
Restructuring costs	233			233				233	—
Other (income) expense, net	905	47				707		754	151
Income Before Taxes	815	(1,264)		(340)		(707)		(2,311)	3,126
Income Tax Provision (Benefit)	(166)	(274	)(4)	(77	)(4)	(328	)(5)	(679)	513
Net Income	981	(990)		(263)		(379)		(1,632)	2,613
Net Income Attributable to Merck & Co., Inc.	976	(990)		(263)		(379)		(1,632)	2,608
Earnings per Common Share Assuming Dilution	$0.35	(0.35)		(0.09)		(0.14)		(0.58)	$0.93

Tax Rate	-20.4%								16.4%

Only the line items that are affected by non-GAAP adjustments are shown.

Merck is providing certain non-GAAP information that excludes certain items because of the nature of these items and the impact they have on the analysis of underlying business performance and trends. Management believes that providing this information enhances investors’ understanding of the company’s results and permits investors to understand how management assesses performance. Management uses these measures internally for planning and forecasting purposes and to measure the performance of the company along with other metrics. Senior management’s annual compensation is derived in part using non-GAAP income and non-GAAP EPS. This information should be considered in addition to, but not as a substitute for or superior to, information prepared in accordance with GAAP.

(1)   Amounts included in materials and production costs reflect $1.1 billion of expenses for the amortization of intangible assets recognized as a result of acquisitions, as well as $29 million of amortization of purchase accounting adjustments to inventories related to the acquisition of Cubist Pharmaceuticals, Inc., and $33 million of intangible asset impairment charges. Amounts included in marketing and administrative expenses reflect integration, transaction and certain other costs related to business acquisitions, including severance costs which are not part of the company’s formal restructuring programs, as well as transaction and certain other costs related to business divestitures. Amounts included in research and development expenses primarily reflect a reduction of expenses of $25 million resulting from a decrease in the estimated fair value of liabilities for contingent consideration. Amounts included in other (income) expense, net represent goodwill impairment charges related to certain businesses within the Healthcare Services segment.

(2)   Amounts primarily include employee separation costs and accelerated depreciation associated with facilities to be closed or divested related to activities under the company’s formal restructuring programs.

(3)   Primarily reflects a $680 million net charge to settle VIOXX shareholder class action litigation, foreign exchange losses of $161 million to devalue the company’s net monetary assets in Venezuela and a $147 million gain on the divestiture of the company’s remaining ophthalmics business in international markets.

(4)   Represents the estimated tax impact of the reconciling items based on applying the statutory rate of the originating territory of the non-GAAP adjustments.

(5)   Represents the estimated tax impact of the reconciling items based on applying the statutory rate of the originating territory of the non-GAAP adjustments, as well as a net benefit of $40 million on the settlement of certain federal income tax issues.

MERCK & CO., INC.
GAAP TO NON-GAAP RECONCILIATION
FULL YEAR 2015
(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)
(UNAUDITED)
Table 2d

	GAAP	Acquisition and Divestiture- Related Costs (1)		Restructuring Costs (2)		Certain Other Items (3)		Adjustment Subtotal	Non-GAAP

Materials and production	$14,934	4,869		361				5,230	$9,704
Marketing and administrative	10,313	436		78				514	9,799
Research and development	6,704	39		52				91	6,613
Restructuring costs	619			619				619	—
Other (income) expense, net	1,527	54				1,125		1,179	348
Income Before Taxes	5,401	(5,398)		(1,110)		(1,125)		(7,633)	13,034
Income Tax Provision (Benefit)	942	(1,079	)(4)	(222	)(4)	(579	)(5)	(1,880)	2,822
Net Income	4,459	(4,319)		(888)		(546)		(5,753)	10,212
Net Income Attributable to Merck & Co., Inc.	4,442	(4,319)		(888)		(546)		(5,753)	10,195
Earnings per Common Share Assuming Dilution	$1.56	(1.53)		(0.31)		(0.19)		(2.03)	$3.59

Tax Rate	17.4%								21.7%

Only the line items that are affected by non-GAAP adjustments are shown.

Merck is providing certain non-GAAP information that excludes certain items because of the nature of these items and the impact they have on the analysis of underlying business performance and trends. Management believes that providing this information enhances investors’ understanding of the company’s results and permits investors to understand how management assesses performance. Management uses these measures internally for planning and forecasting purposes and to measure the performance of the company along with other metrics. Senior management’s annual compensation is derived in part using non-GAAP income and non-GAAP EPS. This information should be considered in addition to, but not as a substitute for or superior to, information prepared in accordance with GAAP.

(1)         Amounts included in materials and production costs reflect $4.7 billion of expenses for the amortization of intangible assets recognized as a result of acquisitions, as well as $105 million of amortization of purchase accounting adjustments to inventories related to the acquisition of Cubist Pharmaceuticals, Inc., and $45 million of intangible asset impairment charges. Amounts included in marketing and administrative expenses reflect integration, transaction and certain other costs related to business acquisitions, including severance costs which are not part of the company’s formal restructuring programs, as well as transaction and certain other costs related to business divestitures. Amounts included in research and development expenses reflect $63 million of in-process research and development (IPR&D) impairment charges and a reduction in expenses of $24 million resulting from a decrease in the estimated fair value of liabilities for contingent consideration. Amounts included in other (income) expense, net represent goodwill impairment charges related to certain businesses within the Healthcare Services segment.

(2)         Amounts primarily include employee separation costs and accelerated depreciation associated with facilities to be closed or divested related to activities under the company’s formal restructuring programs.

(3)         Primarily reflects foreign exchange losses of $876 million to devalue the company’s net monetary assets in Venezuela, a $680 million net charge to settle VIOXX shareholder class action litigation, a $250 million gain on the divestiture of certain migraine clinical development programs and a $147 million gain on the divestiture of the company’s remaining ophthalmics business in international markets.

(4)         Represents the estimated tax impact of the reconciling items based on applying the statutory rate of the originating territory of the non-GAAP adjustments.

(5)         Includes the estimated tax impact of the reconciling items based on applying the statutory rate of the originating territory of the non-GAAP adjustments, as well as a net benefit of $410 million on the settlement of certain federal income tax issues.

MERCK & CO., INC.

FRANCHISE / KEY PRODUCT SALES

FOURTH QUARTER 2016

(AMOUNTS IN MILLIONS)

Table 3a

	Global			U.S.			International
	4Q 2016	4Q 2015	% Change	4Q 2016	4Q 2015	% Change	4Q 2016	4Q 2015	% Change

TOTAL SALES (1)	$10,115	$10,215	-1	$4,686	$4,612	2	$5,429	$5,603	-3
PHARMACEUTICAL	8,904	9,027	-1	4,282	4,285		4,622	4,742	-3

Primary Care and Women’s Health
Cardiovascular
Zetia	575	691	-17	335	452	-26	240	239
Vytorin	299	308	-3	132	123	7	167	185	-10

Diabetes
Januvia	932	921	1	538	486	11	394	435	-9
Janumet	577	526	10	259	227	14	318	299	6

General Medicine & Women’s Health
NuvaRing	207	193	7	155	142	9	52	51	2
Implanon / Nexplanon	160	151	6	112	102	10	48	49	-1
Dulera	105	153	-31	99	146	-33	6	7	-15
Follistim AQ	87	95	-9	36	37	-2	51	58	-12

Hospital and Specialty
Hepatitis
Zepatier	229			180			49

HIV
Isentress	337	374	-10	175	194	-10	162	180	-10

Hospital Acute Care
Noxafil	161	128	26	81	56	46	80	72	11
Cancidas	152	137	11	6	5	16	146	132	10
Invanz	152	144	6	90	87	3	63	57	9
Bridion	139	92	52	36			104	92	13
Cubicin	119	322	-63	82	308	-73	36	14	*
Primaxin	66	86	-23	1	3	-73	65	83	-21

Immunology
Remicade	269	396	-32				269	396	-32
Simponi	186	185					186	185

Oncology
Keytruda	483	214	125	311	132	135	172	82	109
Emend	144	139	4	90	80	13	53	59	-10
Temodar	67	75	-11	6	1	*	61	74	-18

Diversified Brands
Respiratory
Singulair	210	273	-23	11	14	-20	199	259	-23
Nasonex	112	231	-52	23	140	-83	88	91	-3

Other
Cozaar / Hyzaar	121	143	-15	3	6	-54	118	137	-13
Arcoxia	108	110	-2				108	110	-2
Fosamax	68	82	-18	2	2	-9	65	80	-18
Zocor	37	49	-26	2	5	-61	35	44	-20

Vaccines
Gardasil / Gardasil 9	542	497	9	409	361	13	134	136	-2
ProQuad / M-M-R II / Varivax	405	409	-1	308	354	-13	97	55	74
Pneumovax 23	238	188	27	180	128	41	57	60	-4
Zostavax	221	246	-10	155	190	-18	66	56	17
RotaTeq	162	169	-4	126	126		36	43	-15

Other Pharmaceutical (2)	1,234	1,300	-5	339	378	-10	897	922	-3

ANIMAL HEALTH (3)	884	832	6	263	237	11	620	595	4

Other Revenues (3)(4)	327	356	-8	141	90	57	187	266	-29

* 100% or greater

(1) Only select products are shown.

(2) Includes Pharmaceutical products not individually shown above. Other Vaccines sales included in Other Pharmaceutical were $126 million and $148 million on a global basis for fourth quarter 2016 and 2015, respectively.

(3) Amounts reflect a reclassification of certain revenues between Animal Health and Other Revenues.

(4) Other revenues are comprised primarily of alliance revenue, third-party manufacturing sales and miscellaneous corporate revenues, including revenue hedging activities.

MERCK & CO., INC.

FRANCHISE / KEY PRODUCT SALES

FULL YEAR 2016

(AMOUNTS IN MILLIONS)

Table 3b

	Global			U.S.			International
	Full Year	Full Year		Full Year	Full Year		Full Year	Full Year
	2016	2015	% Change	2016	2015	% Change	2016	2015	% Change

TOTAL SALES (1)	$39,807	$39,498	1	$18,478	$17,519	5	$21,329	$21,979	-3
PHARMACEUTICAL	35,151	34,782	1	17,073	16,238	5	18,077	18,544	-3

Primary Care and Women’s Health
Cardiovascular
Zetia	2,560	2,526	1	1,588	1,612	-1	972	914	6
Vytorin	1,141	1,251	-9	473	479	-1	668	771	-13

Diabetes
Januvia	3,908	3,863	1	2,286	2,263	1	1,622	1,601	1
Janumet	2,201	2,151	2	984	976	1	1,217	1,175	4

General Medicine & Women’s Health
NuvaRing	777	732	6	576	515	12	202	216	-7
Implanon / Nexplanon	606	588	3	420	367	14	186	221	-16
Dulera	436	536	-19	412	515	-20	24	21	13
Follistim AQ	355	383	-7	157	160	-2	197	223	-11

Hospital and Specialty
Hepatitis
Zepatier	555			488			67

HIV
Isentress	1,387	1,511	-8	721	797	-9	666	714	-7

Hospital Acute Care
Cubicin (2)	1,087	1,127	-4	906	1,030	-12	181	97	87
Noxafil	595	487	22	284	212	34	312	275	13
Invanz	561	569	-1	329	322	2	233	247	-6
Cancidas	558	573	-3	25	24	2	533	548	-3
Bridion	482	353	37	77			405	353	15
Primaxin	297	313	-5	4	8	-53	293	305	-4

Immunology
Remicade	1,268	1,794	-29				1,268	1,794	-29
Simponi	766	690	11				766	690	11

Oncology
Keytruda	1,402	566	148	792	393	101	610	173	254
Emend	549	535	3	356	326	9	193	209	-8
Temodar	283	312	-9	15	7	*	268	306	-12

Diversified Brands
Respiratory
Singulair	915	931	-2	40	39	3	874	892	-2
Nasonex	537	858	-37	184	449	-59	352	409	-14

Other
Cozaar / Hyzaar	511	667	-23	16	30	-45	494	637	-22
Arcoxia	450	471	-4				450	471	-4
Fosamax	284	359	-21	5	12	-57	279	347	-20
Zocor	186	217	-14	10	20	-48	176	197	-11

Vaccines
Gardasil / Gardasil 9	2,173	1,908	14	1,780	1,520	17	393	388	1
ProQuad / M-M-R II / Varivax	1,640	1,505	9	1,362	1,290	6	279	214	30
Zostavax	685	749	-9	518	592	-13	168	157	7
RotaTeq	652	610	7	482	447	8	169	163	4
Pneumovax 23	641	542	18	447	378	18	193	164	18

Other Pharmaceutical (3)	4,703	5,105	-8	1,336	1,455	-8	3,367	3,652	-8

ANIMAL HEALTH (4)	3,478	3,331	4	989	880	12	2,489	2,451	2

Other Revenues (4)(5)	1,178	1,385	-15	416	401	3	763	984	-23

* 100% or greater

(1) Only select products are shown.

(2) Reflects sales following the acquisition of Cubist Pharmaceuticals, Inc. by Merck on January 21, 2015.

(3) Includes Pharmaceutical products not individually shown above. Other Vaccines sales included in Other Pharmaceutical were $455 million and $401 million on a global basis for December Full Year 2016 and 2015, respectively.

(4) Amounts reflect a reclassification of certain revenues between Animal Health and Other Revenues.

(5) Other revenues are comprised primarily of alliance revenue, third-party manufacturing sales and miscellaneous corporate revenues, including revenue hedging activities.

MERCK & CO., INC.

PHARMACEUTICAL GEOGRAPHIC SALES

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 3c

	2016					2015					% Change	% Change
	1Q	2Q	3Q	4Q	Full Year	1Q	2Q	3Q	4Q	Full Year	4Q	Full Year

TOTAL PHARMACEUTICAL	$8,104	$8,700	$9,443	$8,904	$35,151	$8,266	$8,564	$8,925	$9,027	$34,782	-1	1

United States	3,913	4,169	4,710	4,282	17,073	3,637	3,934	4,382	4,285	16,238	0	5
% Pharmaceutical Sales	48.3%	47.9%	49.9%	48.1%	48.6%	44.0%	45.9%	49.1%	47.5%	46.7%

Europe (1)	1,914	1,997	1,935	1,843	7,689	2,024	1,896	1,920	1,873	7,714	-2	0
% Pharmaceutical Sales	23.6%	23.0%	20.5%	20.7%	21.9%	24.5%	22.1%	21.5%	20.8%	22.2%

Japan	620	673	812	659	2,764	627	629	564	785	2,605	-16	6
% Pharmaceutical Sales	7.7%	7.7%	8.6%	7.4%	7.9%	7.6%	7.3%	6.3%	8.7%	7.5%

Asia Pacific	806	890	914	912	3,522	809	822	854	946	3,431	-4	3
% Pharmaceutical Sales	9.9%	10.2%	9.7%	10.2%	10.0%	9.8%	9.6%	9.6%	10.5%	9.9%

China	337	353	350	333	1,374	318	335	353	339	1,344	-2	2

Latin America	359	430	448	538	1,776	630	676	585	512	2,403	5	-26
% Pharmaceutical Sales	4.4%	4.9%	4.7%	6.0%	5.1%	7.6%	7.9%	6.5%	5.7%	6.9%

Eastern Europe/Middle East Africa	272	314	364	429	1,379	321	372	380	402	1,476	7	-7
% Pharmaceutical Sales	3.4%	3.6%	3.9%	4.8%	3.9%	3.9%	4.3%	4.3%	4.5%	4.2%

Canada	147	170	184	180	682	170	167	159	172	668	5	2
% Pharmaceutical Sales	1.8%	2.0%	1.9%	2.0%	1.9%	2.1%	2.0%	1.8%	1.9%	1.9%

Other	73	57	76	61	266	48	68	81	52	247	19	7
% Pharmaceutical Sales	0.9%	0.7%	0.8%	0.7%	0.8%	0.6%	0.8%	0.9%	0.6%	0.7%

(1) Europe primarily represents all European Union countries and the European Union accession markets.

MERCK & CO., INC.

OTHER (INCOME) EXPENSE, NET - GAAP

(AMOUNTS IN MILLIONS)

(UNAUDITED)
Table 4

OTHER (INCOME) EXPENSE, NET

	4Q16	4Q15	Full Year 2016	Full Year 2015
INTEREST INCOME	$(83)	$(75)	$(328)	$(289)
INTEREST EXPENSE	180	169	693	672
EXCHANGE LOSSES (1)	95	239	174	1,277
EQUITY (INCOME) LOSS FROM AFFILIATES	(27)	5	(86)	(205)
Other, net (2)	556	567	357	72
TOTAL	$721	$905	$810	$1,527

(1)  Fourth quarter and full year of 2015 include foreign exchange losses of $161 million and $876 million, respectively, recorded in connection with the devaluation of the company’s net monetary assets in Venezuela.

(2)  Other, net in the fourth quarter and full year of 2016 includes a $625 million charge to settle worldwide patent litigation related to KEYTRUDA. Other, net in the fourth quarter and full year of 2015 includes a $680 million net charge related to the settlement of VIOXX shareholder class action litigation, as well as a $147 million gain on the divestiture of the company’s remaining ophthalmics business in international markets. Other, net for the full year of 2015 also includes a $250 million gain on the sale of certain migraine clinical development programs.